                                                                    EXHIBIT 99.1


                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

                             LETTER OF TRANSMITTAL
                                      FOR
                           TENDER OF ALL OUTSTANDING

      5.70% GENERAL MORTGAGE BONDS, SERIES J,             6.95% GENERAL MORTGAGE BONDS, SERIES K,
                     DUE 2013                                            DUE 2033
            IN EXCHANGE FOR REGISTERED                          IN EXCHANGE FOR REGISTERED
     5.70% GENERAL MORTGAGE BONDS, SERIES J2,            6.95% GENERAL MORTGAGE BONDS, SERIES K2,
                     DUE 2013                                            DUE 2033

               ---------------------                               ---------------------

      5.60% GENERAL MORTGAGE BONDS, SERIES L,             5.75% GENERAL MORTGAGE BONDS, SERIES M,
                 DUE JULY 1, 2023                                        DUE 2014
            IN EXCHANGE FOR REGISTERED                          IN EXCHANGE FOR REGISTERED
     5.60% GENERAL MORTGAGE BONDS, SERIES L2,            5.75% GENERAL MORTGAGE BONDS, SERIES M2,
                 DUE JULY 1, 2023                                        DUE 2014

-------------------------------------------------------------------------------
THE EXCHANGE OFFER FOR EACH SERIES OF OUTSTANDING BONDS WILL EXPIRE AT 5:00
P.M., NEW YORK CITY TIME, ON           , 2003, UNLESS EXTENDED (THE "EXPIRATION
DATE"). OUTSTANDING BONDS OF A SERIES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE FOR THAT SERIES.
-------------------------------------------------------------------------------

                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

     If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted to the Exchange Agent:

                 The Exchange Agent for the Exchange Offer is:

                              JPMORGAN CHASE BANK

                   For delivery by hand or overnight courier:

                              JPMorgan Chase Bank
                          2001 Bryan Street, 9th Floor
                        Registered Bond Processing Dept.
                                Dallas, TX 75201

        For delivery by mail (registered or certified mail recommended):

                              JPMorgan Chase Bank
                                 P.O. Box 2320
                  Attention: Registered Bond Processing Dept.
                             Dallas, TX 75221-2320

            By Facsimile Transmission (eligible institutions only):

                                 (214) 468-6494
                             Attention: Frank Ivins

                             Confirm By Telephone:

                                 (800) 275-2048

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SHOWN ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


     The undersigned hereby acknowledges receipt and review of the prospectus
dated September   , 2003 (the "Prospectus") of CenterPoint Energy Houston
Electric, LLC (the "Company") and this Letter of Transmittal. These two documents together constitute the Company's offer to exchange its 5.70% General Mortgage Bonds, Series J2, due 2013, 6.95% General Mortgage Bonds, Series K2, due 2033, 5.60% General Mortgage Bonds, Series L2, due July 1, 2023 and 5.75% General Mortgage Bonds, Series M2, due 2014 (collectively, the "Exchange Bonds"), the issuance of which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), for like principal amounts of the Company's issued and outstanding 5.70% General Mortgage Bonds, Series J, due 2013, 6.95% General Mortgage Bonds, Series K, due 2033, 5.60% General Mortgage Bonds, Series L, due July 1, 2023 and 5.75% General Mortgage Bonds, Series M, due 2014 (collectively, the "Outstanding Bonds"), respectively, which offer consists of separate, independent offers to exchange the Exchange Bonds of each series for Outstanding Bonds of that series (each, an "Exchange Offer," and sometimes collectively, the "Exchange Offer"). Capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus.


     The Exchange Offer for Outstanding Bonds of each series is not conditioned upon any minimum aggregate principal amount of Outstanding Bonds of that series being tendered for exchange or upon the consummation of the Exchange Offer for Outstanding Bonds of any other series.

     The Company reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer for any series of Outstanding Bonds is open, at its discretion, in which event the term "Expiration Date" with respect to such series shall mean the latest date to which such Exchange Offer is extended. The Company reserves the right to extend such period for each series of Outstanding Bonds independently. The Company shall notify JPMorgan Chase Bank (the "Exchange Agent") of any extension by oral or written notice and shall make a public announcement thereof no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter of Transmittal is to be used by a holder of Outstanding Bonds of a series if:

     - certificates of Outstanding Bonds of such series are to be forwarded herewith; or


     - delivery of Outstanding Bonds of such series is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering -- Book-Entry Transfer" and an "agent's message" is not delivered as described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering -- Tendering Through DTC's Automated Tender Offer Program."


     Tenders by book-entry transfer may also be made by delivering an agent's message pursuant to DTC's Automated Tender Offer Program ("ATOP") in lieu of this Letter of Transmittal. Holders of Outstanding Bonds of a series whose Outstanding Bonds are not immediately available, or who are unable to deliver their Outstanding Bonds, this Letter of Transmittal and all other documents required hereby to the Exchange Agent or to comply with the applicable procedures under DTC's ATOP on or prior to the Expiration Date for the Exchange Offer for that series, must tender their Outstanding Bonds according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 of this Letter of Transmittal. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "holder" with respect to the Exchange Offer for Outstanding Bonds of a series means any person in whose name such Outstanding Bonds are registered on the books of the security registrar for such series of Outstanding Bonds, any person who holds such Outstanding Bonds and has obtained a properly completed bond power from the registered holder or any participant in the DTC system whose name appears on a security position listing as the holder of such Outstanding Bonds and who desires to deliver such Outstanding Bonds by book-entry transfer at DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to such Exchange Offer. Holders who wish to tender their Outstanding Bonds must complete this Letter of Transmittal in its entirety (unless such Outstanding Bonds are to be tendered by book-entry transfer and an agent's message is delivered in lieu hereof pursuant to DTC's ATOP).

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Outstanding Bonds of each series tendered under this Letter of Transmittal. If the space below is inadequate, list the title of the series, the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

-------------------------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF OUTSTANDING BONDS TENDERED
-------------------------------------------------------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON OUTSTANDING BONDS (Please fill in, if blank)
-------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING BOND(S) TENDERED
-------------------------------------------------------------------------------------------------------------------------------
                                                                      AGGREGATE
                                                                   PRINCIPAL AMOUNT
                                    REGISTERED                      REPRESENTED BY                    PRINCIPAL AMOUNT
TITLE OF SERIES                     NUMBER(S)*                   OUTSTANDING BOND(S)                     TENDERED**
-------------------------------------------------------------------------------------------------------------------------------
5.70% General Mortgage             --------------------------------------------------------------------------------------------
  Bonds, Series J, due             --------------------------------------------------------------------------------------------
  2013                             --------------------------------------------------------------------------------------------
                                   --------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
6.95% General Mortgage             --------------------------------------------------------------------------------------------
  Bonds, Series K, due             --------------------------------------------------------------------------------------------
  2033                             --------------------------------------------------------------------------------------------
                                   --------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
5.60% General Mortgage             --------------------------------------------------------------------------------------------
  Bonds, Series L, due             --------------------------------------------------------------------------------------------
  July 1, 2023                     --------------------------------------------------------------------------------------------
                                   --------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
5.75% General Mortgage             --------------------------------------------------------------------------------------------
  Bonds, Series M, due             --------------------------------------------------------------------------------------------
  2014                             --------------------------------------------------------------------------------------------
                                   --------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Total
-------------------------------------------------------------------------------------------------------------------------------

*    Need not be completed by book-entry holders.

** Unless otherwise indicated, any tendering holder of Outstanding Bonds will be deemed to have tendered the entire aggregate principal amount represented by such Outstanding Bonds. All tenders must be in integral multiples of $1,000.

[ ] CHECK HERE IF TENDERED OUTSTANDING BONDS ARE ENCLOSED HEREWITH.

[ ]CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OUTSTANDING BONDS ARE BEING
   DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:
--------------------------------------------------------------------------------

DTC Account Number(s):
--------------------------------------------------------------------------------

Transaction Code Number(s):
--------------------------------------------------------------------------------

[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OUTSTANDING BONDS ARE
    BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY EITHER ENCLOSED HEREWITH OR PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT (COPY ATTACHED) (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s) of Outstanding Bonds:
--------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
--------------------------------------------------------------------------------

Window Ticket Number (if available):
--------------------------------------------------------------------------------

Name of Eligible Institution that Guaranteed Delivery:
--------------------------------------------------------------------------------

DTC Account Number(s) (if delivered by book-entry transfer):
--------------------------------------------------------------------------------

Transaction Code Number (if delivered by book-entry transfer):
--------------------------------------------------------------------------------

Name of Tendering Institution (if
delivered by book-entry transfer):
--------------------------------------------------------------------------------

[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO
    RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

                       SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the principal amount of Outstanding Bonds indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Outstanding Bonds of any series tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Bonds tendered for exchange hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that said Exchange Agent also acts as the agent for the Company in connection with the Exchange Offer) with respect to the tendered Outstanding Bonds with full power of substitution to:

     - deliver such Outstanding Bonds, or transfer ownership of such Outstanding Bonds on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity; and

     - present such Outstanding Bonds for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Bonds, all in accordance with the terms of the Exchange Offer.

The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Bonds tendered hereby and to acquire the Exchange Bonds issuable upon the exchange of such tendered Outstanding Bonds, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company as contemplated herein.

     The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretations set forth in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), Mary Kay Cosmetics, Inc. (available June 5, 1991), Shearman & Sterling (available July 2, 1993) and similar no-action letters (the "Prior No-Action Letters"), that the Exchange Bonds issued in exchange for Outstanding Bonds pursuant to the Exchange Offer may be offered for resale or resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act; provided that such Exchange Bonds are acquired in the ordinary course of such holders' business and that such holders are not engaged in, do not intend to engage or participate in, and have no arrangement or understanding with any person to engage or participate in, a distribution of such Exchange Bonds. The SEC has not, however, considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as it has in other interpretations to other entities.

     The undersigned hereby further represents to the Company that:

     - any Exchange Bonds to be received are being acquired in the ordinary course of business of the person receiving such Exchange Bonds, whether or not the undersigned;

     - neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of the Outstanding Bonds or the Exchange Bonds within the meaning of the Securities Act; and

     - neither the holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or, if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage or participate in, a distribution of Exchange Bonds. If the undersigned is a broker-dealer, the undersigned represents that it will receive Exchange Bonds for its own account in exchange for Outstanding Bonds that were acquired as a result of market-making activities or other trading activities, and it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Bonds, however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer, the undersigned represents that it is not tendering Outstanding Bonds acquired directly from us or one of our affiliates. Additionally, the undersigned represents that it is not acting on behalf of any person who could not truthfully and completely make the foregoing representations and the representations in the immediately preceding paragraph.

     The undersigned acknowledges that if the undersigned is tendering Outstanding Bonds in the Exchange Offer with the intention of participating in any manner in a distribution of the Exchange Bonds:

     - the undersigned cannot rely on the position of the staff of the SEC set forth in the Prior No-Action Letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a resale transaction of the Exchange Bonds, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K; and

     - failure to comply with such requirements in such instance could result in the undersigned incurring liability for which the undersigned is not indemnified by the Company.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Bonds tendered hereby, including the transfer of such Outstanding Bonds on the account books maintained by DTC.

     For purposes of an Exchange Offer for Outstanding Bonds of a series, the Company shall be deemed to have accepted for exchange validly tendered Outstanding Bonds of such series when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Outstanding Bonds that are not accepted for exchange pursuant to such Exchange Offer for any reason will be returned, without expense, to the undersigned as promptly as practicable after the Expiration Date for such Exchange Offer.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives. This tender may be withdrawn only in accordance with the procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Withdrawal of Tenders."

     The undersigned acknowledges that the Company's acceptance of properly tendered Outstanding Bonds pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), the Company may not be required to exchange any of the Outstanding Bonds tendered hereby.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the Exchange Bonds issued in exchange for the Outstanding Bonds accepted for exchange and return any Outstanding Bonds not tendered or not exchanged, in the name(s) of the undersigned (or, in the case of a book-entry delivery of Outstanding Bonds, please credit the account indicated above maintained at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Exchange Bonds issued in exchange for the Outstanding Bonds accepted for exchange and any Outstanding Bonds not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Exchange Bonds issued in exchange for the Outstanding Bonds accepted for exchange in the name(s) of, and return any Outstanding Bonds not tendered or not exchanged to, the person(s) (or account(s)) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Outstanding Bonds from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Outstanding Bonds so tendered for exchange.


                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)



     To be completed ONLY (i) if Outstanding Bonds in a principal amount not tendered, or Exchange Bonds issued in exchange for Outstanding Bonds accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Outstanding Bonds tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC other than the DTC Account Number set forth above. Issue Exchange Bonds and/or Outstanding Bonds to:



Name:



--------------------------------------------------------------------------------


Address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               (INCLUDE ZIP CODE)


--------------------------------------------------------------------------------

                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)



                             (PLEASE TYPE OR PRINT)



                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)



     To be completed ONLY if Outstanding Bonds in a principal amount not tendered, or Exchange Bonds issued in exchange for Outstanding Bonds accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature. Mail or deliver Exchange Bonds and/or Outstanding Bonds to:



Name:

--------------------------------------------------------------------------------


Address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               (INCLUDE ZIP CODE)


--------------------------------------------------------------------------------

                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)



                             (PLEASE TYPE OR PRINT)



[ ]Credit unexchanged Outstanding Bonds delivered by book-entry transfer to the DTC account number set forth below:



DTC Account
Number: ------------------------------------------------------------------------

                                   IMPORTANT
                        PLEASE SIGN HERE WHETHER OR NOT
             OUTSTANDING BONDS ARE BEING PHYSICALLY TENDERED HEREBY
               (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 BELOW)

X
--------------------------------------------------------------------------------


X

--------------------------------------------------------------------------------
          (SIGNATURE(S) OF REGISTERED HOLDER(S) OF OUTSTANDING BONDS)


Dated
     ------------------------------


(The above lines must be signed by the registered holder(s) of Outstanding Bonds as your name(s) appear(s) on the Outstanding Bonds or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Outstanding Bonds to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, then such person must
(i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.)

Name(s):
         -----------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity (Full Title):
                       ---------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                                ------------------------------------------------

Taxpayer Identification or Social Security Number:
                                                   -----------------------------

                         MEDALLION SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 5)

Certain signatures must be guaranteed by an Eligible Guarantor Institution.

Signature(s) Guaranteed by an
Eligible Guarantor Institution:
                                ------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                    (TITLE)

--------------------------------------------------------------------------------
                                 (NAME OF FIRM)

--------------------------------------------------------------------------------
                         (ADDRESS, INCLUDING ZIP CODE)

--------------------------------------------------------------------------------
                        (AREA CODE AND TELEPHONE NUMBER)

Dated:
      ------------------------------

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OUTSTANDING BONDS OR AGENT'S MESSAGE AND BOOK-ENTRY CONFIRMATIONS. All physically delivered Outstanding Bonds of a series or any confirmation of a book-entry transfer to the Exchange Agent's account at DTC of Outstanding Bonds of a series tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof (or an agent's message in lieu hereof pursuant to DTC's ATOP), and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date for the Exchange Offer for such series, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Bonds tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. THE METHOD OF DELIVERY OF THE TENDERED OUTSTANDING BONDS, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NEITHER THIS LETTER OF TRANSMITTAL NOR OUTSTANDING BONDS SHOULD BE SENT TO THE COMPANY.



     2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Outstanding Bonds and (a) whose Outstanding Bonds are not immediately available,
(b) who cannot deliver their Outstanding Bonds, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the applicable Expiration Date or (c) who are unable to comply with the applicable procedures under the DTC's Automated Tender Offer Program prior to the applicable Expiration Date, must tender their Outstanding Bonds according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures:


     - such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution");

     - prior to the applicable Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, overnight or hand delivery) or a properly transmitted agent's message and Notice of Guaranteed Delivery setting forth the name and address of the holder of the Outstanding Bonds, the registration number(s) of such Outstanding Bonds and the total principal amount of Outstanding Bonds tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after such Expiration Date, this Letter of Transmittal (or facsimile hereof or an agent's message in lieu hereof) together with the Outstanding Bonds in proper form for transfer (or a Book-Entry Confirmation) and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

     - this Letter of Transmittal (or a facsimile hereof or an agent's message in lieu hereof) together with the certificates for all physically tendered Outstanding Bonds in proper form for transfer (or Book-entry Confirmation, as the case may be) and all other documents required hereby are received by the Exchange Agent within three New York Stock Exchange trading days after such Expiration Date.

     Any holder of Outstanding Bonds who wishes to tender Outstanding Bonds pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the applicable Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Outstanding Bonds according to the guaranteed delivery procedures set forth above.

     See "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.


     3. TENDER BY HOLDER. Only a registered holder of Outstanding Bonds may tender such Outstanding Bonds in the Exchange Offer. Any beneficial holder of Outstanding Bonds who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Outstanding Bonds, either make appropriate arrangements to register ownership of the Outstanding Bonds in such holder's name or obtain a properly completed bond power from the registered holder.


     4. PARTIAL TENDERS. Tenders of Outstanding Bonds will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Outstanding Bonds is tendered, the tendering holder should fill in the principal amount tendered in the third column of the box entitled "Description of Outstanding Bonds Tendered" above. The entire principal amount of Outstanding Bonds delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Bonds is not tendered, then Outstanding Bonds for the principal amount of Outstanding Bonds not tendered and Exchange Bonds issued in exchange for any Outstanding Bonds accepted will be returned to the holder as promptly as practicable after the Outstanding Bonds are accepted for exchange.



     5. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; MEDALLION GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Outstanding Bonds tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Outstanding Bonds without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Outstanding Bonds.


     If any tendered Outstanding Bonds are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Outstanding Bonds listed and tendered hereby and the Exchange Bonds issued in exchange therefor are to be issued (or any untendered principal amount of the Outstanding Bonds is to be reissued) to the registered holder(s), then said holder(s) need not and should not endorse any tendered Outstanding Bonds, nor provide a separate bond power. In any other case, such holder(s) must either properly endorse the Outstanding Bonds tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agent Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program (an "Eligible Guarantor Institution").

     If this Letter of Transmittal (or facsimile hereof) or any Outstanding Bonds or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

     NO SIGNATURE GUARANTEE IS REQUIRED IF (I) THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) IS SIGNED BY THE REGISTERED HOLDER(S) OF THE OUTSTANDING BONDS TENDERED HEREIN (OR BY A PARTICIPANT IN DTC WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF THE TENDERED OUTSTANDING BONDS) AND THE EXCHANGE BONDS ARE TO BE ISSUED DIRECTLY TO SUCH REGISTERED HOLDER(S) (OR, IF SIGNED BY A PARTICIPANT IN DTC, DEPOSITED TO SUCH PARTICIPANT'S ACCOUNT AT DTC) AND NEITHER THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" NOR THE BOX ENTITLED "SPECIAL REGISTRATION INSTRUCTIONS" HAS BEEN COMPLETED, OR (II) SUCH OUTSTANDING BONDS ARE TENDERED FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION. IN ALL OTHER CASES, ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION.


     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box or boxes, the name and address to which Exchange Bonds or substitute Outstanding Bonds for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders tendering Outstanding Bonds by book-entry transfer may request that Outstanding Bonds not exchanged be credited to such account maintained at DTC as such bondholder may designate hereon. If no such instructions are given, such Outstanding Bonds not exchanged will be returned to the name and address (or account number) of the person signing this Letter of Transmittal.

     7. TRANSFER TAXES. The Company will pay or cause to be paid all transfer taxes, if any, applicable to the exchange of Outstanding Bonds pursuant to the Exchange Offer. If, however, Exchange Bonds or Outstanding Bonds for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Bonds tendered hereby, or if tendered Outstanding Bonds are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Bonds pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder and the Exchange Agent will retain possession of an amount of Exchange Bonds with a face amount at least equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.



     8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder of any Outstanding Bonds or Exchange Bonds must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the holder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding, currently at a rate of 28%, on interest payments on the Exchange Bonds.


     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), that the holder is a U.S. person (including a U.S. resident alien), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Exchange Bonds will be registered in more than one name or will not be in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 included with this Letter of Transmittal (the "Guidelines") for information on which TIN to report.

     If such holder does not have a TIN, such holder should consult the Guidelines concerning applying for a TIN, check the box in Part 3 of the Substitute Form W-9, write "applied for" in lieu of its TIN and sign and date the form and the Certificate of Awaiting Taxpayer Identification Number. Checking this box, writing "applied for" on the form and signing such certificate means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.


     Certain holders are not subject to the backup withholding and reporting requirements. These holders, which we refer to as exempt holders, include certain foreign persons (other than U.S. resident aliens) and persons listed in the Guidelines as payees exempt from backup withholding. Exempt holders (other than certain foreign persons) should indicate their exempt status on the Substitute Form W-9. A foreign person (other than a U.S. resident alien) may qualify as an exempt holder by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN, signed under penalties of perjury, attesting to that holder's exempt status. A disregarded domestic entity that has a foreign owner should file an Internal Revenue Service Form W-8BEN rather than a Substitute Form W-9. An Internal Revenue Service Form W-8BEN may be obtained from the Exchange Agent.


     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligations regarding backup withholding.


     9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Bonds will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Outstanding Bonds not properly tendered or any Outstanding Bonds the Company's acceptance of which might, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any conditions of the Exchange Offer or defects or irregularities of tenders as to particular Outstanding Bonds. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Bonds must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Bonds nor shall any of them incur any liability for failure to give such notification.


     10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.



     11. NO CONDITIONAL TENDER. No alternative, conditional, irregular or contingent tender of Outstanding Bonds will be accepted.



     12. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING BONDS. Any holder whose Outstanding Bonds have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed Outstanding Bonds have been followed.



     13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.



     14. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."


IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE OUTSTANDING BONDS DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE APPLICABLE EXPIRATION DATE.

--------------------------------------------------------------------------------------------------
            SUBSTITUTE              PART 1 -- PLEASE PROVIDE      TIN:
                                    YOUR TIN IN THE BOX AT            ---------------------------
             FORM W-9               RIGHT (OR COMPLETE PART 3)        Social Security Number
                                    AND CERTIFY BY SIGNING AND                  or
                                    DATING BELOW                        Employer ID Number
                                    --------------------------------------------------------------
    DEPARTMENT OF THE TREASURY      PART 2 -- CERTIFICATION --    PART 3 --
     INTERNAL REVENUE SERVICE       Under penalties of perjury,
                                    I certify that:

                                    (1) The number shown on       Awaiting TIN [ ]
       PAYOR'S REQUEST FOR              this form is my correct
     TAXPAYER IDENTIFICATION            Taxpayer Identification
           NUMBER (TIN)                 Number (or I have         Please complete the Certificate
                                        checked the box in        of Awaiting Taxpayer
                                        part 3 and executed       Identification
                                        the certificate of        Number below.
---------------------------------       Awaiting Taxpayer
Name                                    Identification Number
                                        below), and
                                    (2) I am not subject to
                                        backup withholding be-
---------------------------------       cause (a) I am exempt
Address (Number and Street)             from backup with-
                                        holding, or (b) I have
                                        not been notified by
                                        the Internal Revenue
---------------------------------       Service ("IRS") that I
City, State and Zip Code                am subject to backup
                                        withholding as a
                                        result of failure to
                                        report all interest or
                                        dividends, or (c) the
                                        IRS has notified me
                                        that I am no longer
                                        subject to backup
                                        withholding, and
                                    (3) I am a U.S. person
                                        (including a U.S.
                                        resident alien).


                                        Signature
                                                 --------------
                                        Date
                                            -------------------
                                    --------------------------------------------------------------
                                    CERTIFICATE INSTRUCTIONS -- You must cross out item (2) in
                                    Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting
                                    interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup
                                    withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
--------------------------------------------------------------------------------------------------


   FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
         OF A PORTION (CURRENTLY 28%) OF ANY PAYMENTS MADE TO YOU WITH
                         RESPECT TO THE EXCHANGE BONDS.

  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3
                           OF THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, a portion (currently 28%) of all reportable payments made to me thereafter will be withheld until I provide a number.

----------------------------------------------       ----------------------------------------------
                  Signature                                               Date